Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Webb Interactive Services, Inc. (the “Company”) on Form 8-K dated August 22, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Cullen, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Cullen
William R. Cullen
Chief Executive and Chief Financial Officer
August 22, 2002